Rule 497(e)

Registration Nos. 333-125751 and 811-21774

FIRST TRUST EXCHANGE-TRADED FUND
(the “Trust”)

FIRST TRUST CHINDIA ETF
FIRST TRUST NATURAL GAS ETF
FIRST TRUST WATER ETF
FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND
(each a “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
EACH DATED MAY 1, 2018

DATED JUNE 26, 2018

Notwithstanding anything to the contrary in the Funds’ Prospectus and Statement of Additional Information, the following sections are revised as follows.

1.	PROSPECTUS – INDEX INFORMATION – FIRST TRUST CHINDIA ETF. This section of the disclosure is hereby revised as follows:

a.       The first sentence of the fourth paragraph is replaced with the following:

The Index is calculated and maintained by Nasdaq based on a methodology developed by the Index Provider.

b.       The last sentence of the fifth paragraph is replaced with the following:

Both sets of values are freely available on the Index Provider’s website at www.indexes.nasdaqomx.com.

c.       The second sentence of the last paragraph is replaced with the following:

Investors are able to access the holdings of the Fund through the Fund’s website at www.ftportfolios.com. The Index methodology is available at www.indexes.nasdaqomx.com.

2.	PROSPECTUS – INDEX INFORMATION – FIRST TRUST NATURAL GAS ETF. The disclosure in this section is hereby deleted in its entirety and replaced with the following:

The Index is calculated and maintained by Nasdaq based on a methodology developed by the Index Provider. Companies are added or removed by the Index Provider based on the methodology determined by the Index Provider.

The Index is calculated on a price, total return and net total return basis. The price component of the Index is calculated in real-time and disseminated via the Options Price Reporting Authority and market data vendors every day the U.S. equity markets are open. The total return component of the Index is calculated on an end-of-day basis. Both sets of values are freely available on the Index Provider’s website at www.indexes.nasdaqomx.com.

The Index is comprised of companies that derive a substantial portion of their revenues from midstream activities and/or the exploration and production of natural gas. To be part of the Index, a company must meet component eligibility requirements. The Index begins by establishing the universe of equity securities listed in the United States of companies that derive a significant portion of revenue from natural gas exploration and production and then eliminates stocks whose natural gas proved reserves are less than 40% of the candidate stock’s total proved reserves using Barrels of Oil Equivalent (BOE), an industry standard calculation, where 1 BOE = 6,000 cubic feet of gas. Additionally, the company must have a public float of at least 20% of the stock and must be an operating company or MLP and not a closed-end fund or exchange-traded fund.

To meet Index eligibility, the security must also satisfy market capitalization, liquidity and weighting concentration requirements. Each component security must have a market capitalization of at least $500 million and have a share price of greater than five dollars. Average daily trading value of the past three months must also have been more than $1 million, and no single component security can represent more than 4.5% of the weight of the Index.

Eligible component securities are categorized based on whether they are issued by MLPs or non-MLPs, and 15% of the Index is allocated to MLP equity securities, with the remaining 85% consisting of non-MLP equity securities. The Index uses a linear-based capitalization-weighted methodology for each of the MLP and non-MLP group of constituents that initially ranks the equity securities in each group based on market capitalization and average daily trading volume, and then adjusts the combined rankings of each equity security by a factor relating to its market capitalization.

Components of the Index are float-adjusted to reflect the number of shares available to investors according to the Index Provider’s proprietary methodology. The float-adjusted number of shares is used during the component eligibility process, as described above, at initial component selection and at scheduled reviews.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund through the Fund’s website at www.ftportfolios.com. The Index methodology is available at www.indexes.nasdaqomx.com.

3.	PROSPECTUS – INDEX INFORMATION – FIRST TRUST WATER ETF. This section of the disclosure is hereby revised as follows:

a.       The first sentence of the third paragraph is replaced with the following:

The Index is calculated and maintained by Nasdaq based on a methodology developed by the Index Provider.

b.       The last sentence of the fourth paragraph is replaced with the following:

Both sets of values are freely available on the Index Provider’s website at www.indexes.nasdaqomx.com.

c.       The first sentence of the second-to-last paragraph is replaced with the following:

Components of the Index are float-adjusted to reflect the number of shares available to investors according to the Index Provider’s proprietary methodology.

d.       The second sentence of the last paragraph is replaced with the following:

Investors are able to access the holdings of the Fund through the Fund’s website at www.ftportfolios.com. The Index methodology is available at www.indexes.nasdaqomx.com.

4.	FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND. Notwithstanding anything to the contrary in the Funds’ Prospectus and Statement of Additional Information, the First Trust NYSE Arca Biotechnology Index Fund operates as a diversified investment company and all references to the First Trust NYSE Arca Biotechnology Index Fund operating as a non-diversified investment company are hereby deleted or revised as set forth below.

a.       PROSPECTUS – SUMMARY INFORMATION FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT) – PRINCIPAL RISKS. “Non-Diversification Risk” is hereby deleted from the section entitled “Principal Risks” for the Fund.

b.       STATEMENT OF ADDITIONAL INFORMATION – GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS. The table in the section entitled “General Description of the Trust and the Funds” is hereby revised to denote that the First Trust NYSE Arca Biotechnology Index Fund is diversified.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE